ORGANIZATION AND PRINCIPAL ACTIVITIES (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Consolidated financial information of the Group's VIE and its subsidiaries included in consolidated financial statements
Net revenues	$ 382,407	$ 292,417	$ 200,010
Net loss	(29,987)	(4,819)	(4,230)
Net cash provided by operating activities	(6,889)	15,152	7,399
Net cash used in investing activities	69,181	(83,552)	(1,284)
VIE and its subsidiaries
Consolidated financial information of the Group's VIE and its subsidiaries included in consolidated financial statements
Total assets	2,988	2,042
Total liabilities	2,274	1,489
Net revenues	58	300	2,743
Net loss	(725)	(179)	(204)
Net cash provided by operating activities	769	647	200
Net cash used in investing activities	(895)	(798)	(298)
Amount of consolidated VIEs' assets that are collateral for the VIEs' obligations	$ 0